                                                                               .
                                                                               .
                                                                               .
CHOICEPOINT INC.                                                   EXHIBIT 99.2
OPERATING RESULTS BY QUARTER
ADJUSTED OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (A)


                                            Total        Total                                                            Total
                                            2000         2001        Q1 2002      Q2 2002      Q3 2002      Q4 2002       2002
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

Insurance Services Revenue                $ 189,822    $ 227,727    $  64,140    $  67,031    $  70,495    $  68,616    $ 270,282
Business Services Revenue                   206,359      226,115       57,080       62,656       60,625       59,002      239,363
Government Services Revenue                  26,911       41,294       12,036       13,057       18,682       25,623       69,398
Marketing Services Revenue                   63,549       76,461       23,717       27,950       27,467       26,699      105,833
Royalty Revenue                               6,364        6,808        1,597        1,542        1,563        1,153        5,855
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                        $ 493,005    $ 578,405    $ 158,570    $ 172,236    $ 178,832    $ 181,093    $ 690,731
                                          =========    =========    =========    =========    =========    =========    =========
Revenue from Divested &
  Discontinued Lines (b)                     54,613       24,243           72           --           --           --           72
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Service Revenue (d)                     $ 547,618    $ 602,648    $ 158,642    $ 172,236    $ 178,832    $ 181,093    $ 690,803
Reimbursable Expenses per EITF 01-14 (d)     37,392       38,028       10,019        9,923       10,098        8,480       38,520
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                           $ 585,010    $ 640,676    $ 168,661    $ 182,159    $ 188,930    $ 189,573    $ 729,323
                                          =========    =========    =========    =========    =========    =========    =========

Insurance Services Operating Income (a)   $  95,549    $ 120,507    $  35,024    $  35,502    $  37,163    $  36,950    $ 144,639
Business Services Operating Income (a)       31,885       45,562       10,038       14,530       14,493       11,501       50,562
Government Services Operating Income (a)      6,862       10,641        2,482        2,763        5,056        8,561       18,862
Marketing Services Operating Income (a)      23,460       26,391        7,405        9,232        8,509        7,720       32,866
Royalty Operating Income                      3,804        4,400          997          933          932          464        3,326
Income from Reimbursable Expenses                --           --           --           --           --           --           --
Divested & Discontinued Operating
  Income (a) (b)                              9,250         (968)        (206)          --           --           --         (206)
Corporate                                   (43,503)     (49,278)     (11,518)     (16,885)     (16,163)     (15,619)     (60,185)
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------

Operating Income before other
  operating charges                       $ 127,307    $ 157,255    $  44,222    $  46,075    $  49,990    $  49,577    $ 189,864
                                          =========    =========    =========    =========    =========    =========    =========

Other operating charges (e)                 (28,419)     (28,718)          --       (7,342)          --           --       (7,342)
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                          $  98,888    $ 128,537    $  44,222    $  38,733    $  49,990    $  49,577    $ 182,522
                                          =========    =========    =========    =========    =========    =========    =========

CORE REVENUE GROWTH RATE                       23.8%        17.3%        18.0%        22.9%        16.9%        20.1%        19.4%

OPERATING MARGINS
Insurance Services                             50.3%        52.9%        54.6%        53.0%        52.7%        53.9%        53.5%
Business Services                              15.5%        20.1%        17.6%        23.2%        23.9%        19.5%        21.1%
Government Services                            25.5%        25.8%        20.6%        21.2%        27.1%        33.4%        27.2%
Marketing Services                             36.9%        34.5%        31.2%        33.0%        31.0%        28.9%        31.1%
Divested & Discontinued Lines (b)              16.9%        -4.0%      -286.1%          n/a          n/a          n/a      -286.1%
ChoicePoint excluding other
  operating charges, as a
  percentage of service revenue (d) (e)        23.2%        26.1%        27.9%        26.8%        28.0%        27.4%        27.5%
OPERATING INCOME AS A PERCENTAGE
  OF SERVICE REVENUE (D)                       18.1%        21.3%        27.9%        22.5%        28.0%        27.4%        26.4%


                                                                                         Total
                                         Q1 2003     Q2 2003     Q3 2003     Q4 2003     2003      Q1 2004    Q2 2004    Q3 2004
                                         --------    --------    --------    --------   --------   --------   --------   --------

Insurance Services Revenue               $ 76,134    $ 77,922    $ 78,100    $ 76,968   $309,124   $ 86,727   $ 88,129   $ 90,880
Business Services Revenue                  63,859      69,014      72,069      71,206    276,148     75,941     87,547     94,041
Government Services Revenue                17,136      14,778      15,011      16,410     63,335     17,741     23,530     21,590
Marketing Services Revenue                 25,573      25,676      22,631      22,762     96,642     22,811     23,224     23,585
Royalty Revenue                             1,303       1,389       1,305       1,105      5,102      1,165      1,270      1,370
                                         --------    --------    --------    --------   --------   --------   --------   --------
  Core Revenue (c)                       $184,005    $188,779    $189,116    $188,451   $750,351   $204,385   $223,700   $231,466
                                         ========    ========    ========    ========   ========   ========   ========   ========
Revenue from Divested &
  Discontinued Lines (b)                       --          --          --          --         --         --         --         --
                                         --------    --------    --------    --------   --------   --------   --------   --------
  Service Revenue (d)                    $184,005    $188,779    $189,116    $188,451   $750,351   $204,385   $223,700   $231,466
Reimbursable Expenses per
  EITF 01-14 (d)                           10,944      10,470      12,402      11,579     45,395     12,860      7,691      6,149
                                         --------    --------    --------    --------   --------   --------   --------   --------
  Total Revenue                          $194,949    $199,249    $201,518    $200,030   $795,746   $217,245   $231,391   $237,615
                                         ========    ========    ========    ========   ========   ========   ========   ========

Insurance Services Operating
  Income (a)                             $ 42,436    $ 44,364    $ 43,998    $ 41,720   $172,518   $ 47,260   $ 48,401   $ 50,714
Business Services Operating
  Income (a)                               11,172      15,321      15,694      14,353     56,540     14,357     17,052     21,084
Government Services Operating
  Income (a)                                4,399       3,264       2,958       3,919     14,540      4,114      7,275      4,726
Marketing Services Operating
  Income (a)                                6,908       7,374       3,580       3,987     21,849      4,287      4,408      4,583
Royalty Operating Income                      646         626         416         380      2,068        204        661        798
Income from Reimbursable Expenses              --          --          --          --         --         --         --         --
Divested & Discontinued Operating
  Income (a) (b)                               --          --          --          --         --         --         --         --
Corporate                                 (13,758)    (16,469)    (14,850)    (12,936)   (58,013)   (15,951)   (18,306)   (17,869)
                                         --------    --------    --------    --------   --------   --------   --------   --------

Operating Income before other
  operating charges                      $ 51,803    $ 54,480    $ 51,796    $ 51,423   $209,502   $ 54,271   $ 59,491   $ 64,036
                                         ========    ========    ========    ========   ========   ========   ========   ========

Other operating charges (e)                    --     (19,817)     (4,022)     (7,103)   (30,942)        --         --         --
                                         --------    --------    --------    --------   --------   --------   --------   --------
OPERATING INCOME                         $ 51,803    $ 34,663    $ 47,774    $ 44,320   $178,560   $ 54,271   $ 59,491   $ 64,036
                                         ========    ========    ========    ========   ========   ========   ========   ========

CORE REVENUE GROWTH RATE                     16.0%        9.6%        5.8%        4.1%       6.6%      11.1%      18.5%      22.4%

OPERATING MARGINS
Insurance Services                           55.7%       56.9%       56.3%       54.2%      55.8%      54.5%      54.9%      55.8%
Business Services                            17.5%       22.2%       21.8%       20.2%      20.5%      18.9%      19.5%      22.4%
Government Services                          25.7%       22.1%       19.7%       23.9%      23.0%      23.2%      30.9%      21.9%
Marketing Services                           27.0%       28.7%       15.8%       17.5%      22.6%      18.8%      19.0%      19.4%
Divested & Discontinued Lines (b)             n/a         n/a         n/a         n/a        n/a        n/a        n/a        n/a
ChoicePoint excluding other
  operating charges, as a
  percentage of service revenue (d) (e)      28.2%       28.9%       27.4%       27.3%      27.9%      26.6%      26.6%      27.7%
OPERATING INCOME AS A PERCENTAGE
  OF SERVICE REVENUE (D)                     28.2%       18.4%       25.3%       23.5%      23.8%      26.6%      26.6%      27.7%


(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 2000-2001 as if FASB No. 142 was effective January 1, 2000.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER


                                                           Total       Total
                                                           2000         2001        Q1 2002       Q2 2002     Q3 2002      Q4 2002
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                               $ 189,822    $ 227,727    $  64,140    $  67,031    $  70,495    $  68,616
Business Services Revenue                                  206,359      226,115       57,080       62,656       60,625       59,002
Government Services Revenue                                 26,911       41,294       12,036       13,057       18,682       25,623
Marketing Services Revenue                                  63,549       76,461       23,717       27,950       27,467       26,699
Royalty Revenue                                              6,364        6,808        1,597        1,542        1,563        1,153
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 Core Revenue (b)                                        $ 493,005    $ 578,405    $ 158,570    $ 172,236    $ 178,832    $ 181,093
                                                         =========    =========    =========    =========    =========    =========
Revenue from Divested & Discontinued Lines (a)              54,613       24,243           72           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 Service revenue (c)                                     $ 547,618    $ 602,648    $ 158,642    $ 172,236    $ 178,832    $ 181,093
Reimbursable Expenses per EITF 01-14 (c)                    37,392       38,028       10,019        9,923       10,098        8,480
                                                         ---------    ---------    ---------    ---------    ---------    ---------
 Total Revenue                                           $ 585,010    $ 640,676    $ 168,661    $ 182,159    $ 188,930    $ 189,573
                                                         =========    =========    =========    =========    =========    =========

Insurance Services Operating Income                      $  94,892    $ 119,407    $  35,024    $  35,502    $  37,163    $  36,950
Business Services Operating Income                          22,515       34,692       10,038       14,530       14,493       11,501
Government Services Operating Income                         6,862       10,397        2,482        2,763        5,056        8,561
Marketing Services Operating Income                         19,285       22,185        7,405        9,232        8,509        7,720
Royalty Operating Income                                     3,804        4,400          997          933          932          464
Income from Reimbursable Expenses                               --           --           --           --           --           --
Divested & Discontinued Operating Income (a)                 8,045       (1,771)        (206)          --           --           --
Corporate                                                  (43,503)     (49,278)     (11,518)     (16,885)     (16,163)     (15,619)
                                                         ---------    ---------    ---------    ---------    ---------    ---------


 Operating Income before other operating charges         $ 111,900    $ 140,032    $  44,222    $  46,075    $  49,990    $  49,577
                                                         =========    =========    =========    =========    =========    =========



Other operating charges (d)                                (28,419)     (28,718)          --       (7,342)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Operating Income                                         $  83,481    $ 111,314    $  44,222    $  38,733    $  49,990    $  49,577
                                                         =========    =========    =========    =========    =========    =========




Operating Margins
Insurance Services                                            50.0%        52.4%        54.6%        53.0%        52.7%        53.9%
Business Services                                             10.9%        15.3%        17.6%        23.2%        23.9%        19.5%
Government Services                                           25.5%        25.2%        20.6%        21.2%        27.1%        33.4%
Marketing Services                                            30.3%        29.0%        31.2%        33.0%        31.0%        28.9%
Divested & Discontinued Lines (a)                             14.7%        -7.3%      -286.1%          n/a          n/a          n/a
ChoicePoint excluding other operating charges, as a           20.4%        23.2%        27.9%        26.8%        28.0%        27.4%
 percentage of service revenue (c) (d)
Operating income as a percentage of service revenue (c)       15.2%        18.5%        27.9%        22.5%        28.0%        27.4%
Operating income as a percentage of total revenue             14.3%        17.4%        26.2%        21.3%        26.5%        26.2%



Internal Growth Rates (e)
Insurance Services                                            18.0%        16.3%        17.5%        17.0%        18.5%        18.0%
Business Services                                             (f)          -3.5%        -7.3%         1.2%         3.1%        -1.2%
Government Services                                           (f)          25.9%        20.9%        32.4%        58.2%       103.4%
Marketing Services                                            17.0%         2.3%         3.4%         5.4%         4.9%         6.7%
Total ChoicePoint                                             15.8%         6.6%         5.7%        10.0%        13.4%        15.6%




                                                           Total                                                           Total
                                                           2002        Q1 2003       Q2 2003       Q3 2003      Q4 2003     2003
                                                          ---------    ---------    ---------    ---------    ---------   ---------
Insurance Services Revenue                                $ 270,282    $  76,134    $  77,922    $  78,100    $  76,968   $ 309,124
Business Services Revenue                                   239,363       63,859       69,014       72,069       71,206     276,148
Government Services Revenue                                  69,398       17,136       14,778       15,011       16,410      63,335
Marketing Services Revenue                                  105,833       25,573       25,676       22,631       22,762      96,642
Royalty Revenue                                               5,855        1,303        1,389        1,305        1,105       5,102
                                                          ---------    ---------    ---------    ---------    ---------   ---------
 Core Revenue (b)                                         $ 690,731    $ 184,005    $ 188,779    $ 189,116    $ 188,451   $ 750,351
                                                          =========    =========    =========    =========    =========   =========
Revenue from Divested & Discontinued Lines (a)                   72           --           --           --           --          --
                                                          ---------    ---------    ---------    ---------    ---------   ---------
 Service revenue (c)                                      $ 690,803    $ 184,005    $ 188,779    $ 189,116    $ 188,451   $ 750,351
Reimbursable Expenses per EITF 01-14 (c)                     38,520       10,944       10,470       12,402       11,579      45,395
                                                          ---------    ---------    ---------    ---------    ---------   ---------
 Total Revenue                                            $ 729,323    $ 194,949    $ 199,249    $ 201,518    $ 200,030   $ 795,746
                                                          =========    =========    =========    =========    =========   =========

Insurance Services Operating Income                       $ 144,639    $  42,436    $  44,364    $  43,998    $  41,720   $ 172,518
Business Services Operating Income                           50,562       11,172       15,321       15,694       14,353      56,540
Government Services Operating Income                         18,862        4,399        3,264        2,958        3,919      14,540
Marketing Services Operating Income                          32,866        6,908        7,374        3,580        3,987      21,849
Royalty Operating Income                                      3,326          646          626          416          380       2,068
Income from Reimbursable Expenses                                --           --           --           --           --          --
Divested & Discontinued Operating Income (a)                   (206)          --           --           --           --          --
Corporate                                                   (60,185)     (13,758)     (16,469)     (14,850)     (12,936)    (58,013)
                                                          ---------    ---------    ---------    ---------    ---------   ---------


 Operating Income before other operating charges          $ 189,864    $  51,803    $  54,480    $  51,796    $  51,423   $ 209,502
                                                          =========    =========    =========    =========    =========   =========



Other operating charges (d)                                  (7,342)          --      (19,817)      (4,022)      (7,103)    (30,942)
                                                          ---------    ---------    ---------    ---------    ---------   ---------
Operating Income                                          $ 182,522    $  51,803    $  34,663    $  47,774    $  44,320   $ 178,560
                                                          =========    =========    =========    =========    =========   =========




Operating Margins
Insurance Services                                             53.5%        55.7%        56.9%        56.3%        54.2%       55.8%
Business Services                                              21.1%        17.5%        22.2%        21.8%        20.2%       20.5%
Government Services                                            27.2%        25.7%        22.1%        19.7%        23.9%       23.0%
Marketing Services                                             31.1%        27.0%        28.7%        15.8%        17.5%       22.6%
Divested & Discontinued Lines (a)                            -286.1%         n/a          n/a          n/a          n/a         n/a
ChoicePoint excluding other operating charges, as a            27.5%        28.2%        28.9%        27.4%        27.3%       27.9%
 percentage of service revenue (c) (d)
Operating income as a percentage of service revenue (c)        26.4%        28.2%        18.4%        25.3%        23.5%       23.8%
Operating income as a percentage of total revenue              25.0%        26.6%        17.4%        23.7%        22.2%       22.4%



Internal Growth Rates (e)
Insurance Services                                             17.8%        17.2%        15.0%        10.1%         9.5%       12.8%
Business Services                                              -0.9%        -4.2%        -5.8%         0.9%         5.0%       -1.1%
Government Services                                            59.3%        42.4%        13.2%       -19.6%       -36.0%       -8.7%
Marketing Services                                              5.2%        -2.4%       -13.6%       -21.7%       -18.7%      -14.5%
Total ChoicePoint                                              11.4%         8.1%         2.4%        -1.2%        -2.6%        1.5%



                                                            Q1 2004       Q2 2004       Q3 2004
                                                            ---------    ---------    ---------
Insurance Services Revenue                                  $  86,727    $  88,129    $  90,880
Business Services Revenue                                      75,941       87,547       94,041
Government Services Revenue                                    17,741       23,530       21,590
Marketing Services Revenue                                     22,811       23,224       23,585
Royalty Revenue                                                 1,165        1,270        1,370
                                                            ---------    ---------    ---------
 Core Revenue (b)                                           $ 204,385    $ 223,700    $ 231,466
                                                            =========    =========    =========
Revenue from Divested & Discontinued Lines (a)                     --           --           --
                                                            ---------    ---------    ---------
 Service revenue (c)                                        $ 204,385    $ 223,700    $ 231,466
Reimbursable Expenses per EITF 01-14 (c)                       12,860        7,691        6,149
                                                            ---------    ---------    ---------
 Total Revenue                                              $ 217,245    $ 231,391    $ 237,615
                                                            =========    =========    =========

Insurance Services Operating Income                         $  47,260    $  48,401    $  50,714
Business Services Operating Income                             14,357       17,052       21,084
Government Services Operating Income                            4,114        7,275        4,726
Marketing Services Operating Income                             4,287        4,408        4,583
Royalty Operating Income                                          204          661          798
Income from Reimbursable Expenses                                  --           --           --
Divested & Discontinued Operating Income (a)
Corporate                                                     (15,951)     (18,306)     (17,869)
                                                            ---------    ---------    ---------

 Operating Income before other operating charges            $  54,271    $  59,491    $  64,036
                                                                                      ---------


Other operating charges (d)                                        --           --           --
                                                            ---------    ---------    ---------
Operating Income                                            $  54,271    $  59,491    $  64,036
                                                            =========    =========    =========



Operating Margins
Insurance Services                                               54.5%        54.9%        55.8%
Business Services                                                18.9%        19.5%        22.4%
Government Services                                              23.2%        30.9%        21.9%
Marketing Services                                               18.8%        19.0%        19.4%
Divested & Discontinued Lines (a)                                 n/a          n/a          n/a
ChoicePoint excluding other operating charges, as a              26.6%        26.6%        27.7%
 percentage of service revenue (c) (d)
Operating income as a percentage of service revenue (c)          26.6%        26.6%        27.7%
Operating income as a percentage of total revenue                25.0%        25.7%        26.9%

Internal Growth Rates (e)
Insurance Services                                               12.2%        11.4%        14.8%
Business Services                                                13.3%         9.2%         8.1%
Government Services                                             -12.8%         6.3%        -0.8%
Marketing Services                                              -10.8%        -9.5%         4.2%
Total ChoicePoint                                                 6.9%         7.2%         9.7%



(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.
(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards
(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth
(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards
(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.
(f) 1999 revenue data not available in this detail due to the merger with DBT Technologies, Inc. as of 5/16/2000 that was accounted for as a pooling-of-interests transaction

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER


                                                     Total     Total     Total     Total
                                                     1998      1999      2000      2001    Q1 2002   Q2 2002   Q3 2002  Q4 2002
                                                    -------   -------   -------   -------  -------   -------   -------  -------

NET INCOME                                          $42,315   $42,197   $43,822   $50,334  $ 2,998   $24,113   $31,262  $31,454
EPS                                                 $  0.52   $  0.52   $  0.52   $  0.58  $  0.03   $  0.27   $  0.35  $  0.35
Less:
Cumulative change in accounting principle, net           --        --        --        --  (24,416)       --        --       --
Income from discontinued operations, net of tax       4,037     3,997     3,656     4,632    1,575     1,707     1,704    1,585
Gain on sale of discontinued operations, net             --        --        --        --       --        --        --       --
                                                    -------   -------   -------   -------  -------   -------   -------  -------
 Net income from continuing operations              $38,278   $38,200   $40,166   $45,702  $25,839   $22,406   $29,558  $29,869
EPS from continuing operations                      $  0.47   $  0.47   $  0.48   $  0.52  $  0.29   $  0.25   $  0.33  $  0.34

Add back: goodwill amortization net of taxes (a)      5,401     9,397    12,885    12,638       --        --        --
Net income from continuing operations excluding
  goodwill amortization (a)                         $43,679   $47,597   $53,051   $58,340  $25,839   $22,406   $29,558  $29,869
                                                    =======   =======   =======   =======  =======   =======   =======  =======
EPS from continuing operations excluding
  goodwill amortization (a)                         $  0.54   $  0.58   $  0.63   $  0.67  $  0.29   $  0.25   $  0.33  $  0.34
Add back:
Other operating charges (b)                          (5,049)     (513)   28,419    28,718       --     7,342        --       --
Tax provision (benefit) related to other
  operating charges                                   2,114       (78)   (8,604)    3,879       --    (2,818)       --       --
                                                    -------   -------   -------   -------  -------   -------   -------  -------
INCOME FROM CONTINUING OPERATIONS EXCLUDING OTHER
  OPERATING CHARGES & GOODWILL AMORTIZATION (A)(B)  $40,744   $47,006   $72,866   $90,937  $25,839   $26,930   $29,558  $29,869
                                                    =======   =======   =======   =======  =======   =======   =======  =======
EPS FROM CONTINUING OPERATIONS EXCLUDING OTHER
  OPERATING CHARGES & GOODWILL AMORTIZATION (A)(B)  $  0.51   $  0.58   $  0.87   $  1.04  $  0.29   $  0.30   $  0.33  $  0.34

Wtd Avg Shares                                       80,616    81,591    84,139    87,151   88,969    89,692    89,612   89,064


                                            Total                                             Total
                                            2002      Q1 2003  Q2 2003   Q3 2003   Q4 2003     2003      Q1 2004  Q2 2004  Q3 2004
                                          ---------   -------  -------   -------   -------   ---------   -------  -------  -------

NET INCOME                                $  89,827   $65,175  $20,853   $29,055   $26,909   $ 141,992   $33,262  $36,323  $39,153
EPS                                       $    1.01   $  0.73  $  0.23   $  0.32   $  0.30   $    1.58   $  0.37  $  0.40  $  0.43
Less:
Cumulative change in accounting
  principle, net                            (24,416)       --       --        --        --          --        --       --
Income from discontinued operations,
  net of tax                                  6,571       991       --        --        --         991        --       --
Gain on sale of discontinued
  operations, net                                --    32,893       --        --        --      32,893        --       --       --
                                          ---------   -------  -------   -------   -------   ---------   -------  -------  -------
 Net income from continuing
  operations                              $ 107,672   $31,291  $20,853   $29,055   $26,909   $ 108,108   $33,262  $36,323  $39,153
EPS from continuing operations            $    1.21   $  0.35  $  0.23   $  0.32   $  0.30   $    1.21   $  0.37  $  0.40  $  0.43

Add back: goodwill amortization net of
  taxes (a)                                      --        --       --        --        --          --        --       --       --
Net income from continuing operations
  excluding goodwill amortization (a)     $ 107,672   $31,291  $20,853   $29,055   $26,909   $ 108,108   $33,262  $36,323  $39,153
                                          =========   =======  =======   =======   =======   =========   =======  =======  =======
EPS from continuing operations excluding
  goodwill amortization (a)               $    1.21   $  0.35  $  0.23   $  0.32   $  0.30   $    1.21   $  0.37  $  0.40  $  0.43
Add back:
Other operating charges (b)                   7,342        --   19,817     4,022     7,103      30,942        --       --       --
Tax provision (benefit) related to other
  operating charges                          (2,818)       --   (7,609)   (1,545)   (2,728)    (11,882)       --       --       --
                                          ---------   -------  -------   -------   -------   ---------   -------  -------  -------
INCOME FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES
  & GOODWILL AMORTIZATION                 $ 112,196   $31,291  $33,061   $31,532   $31,284   $ 127,168   $33,262  $36,323  $39,153
                                          =========   =======  =======   =======   =======   =========   =======  =======  =======
EPS FROM CONTINUING OPERATIONS
  EXCLUDING OTHER OPERATING CHARGES
  & GOODWILL AMORTIZATION                 $    1.26   $  0.35  $  0.37   $  0.35   $  0.35   $    1.42   $  0.37  $  0.40  $  0.43

Wtd Avg Shares                               89,194    89,374   89,354    89,866    89,923      89,686    90,368   91,282   91,542


(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:


                                          Total         Total         Total        Total
                                          1998          1999          2000         2001      Q1 2002    Q2 2002    Q3 2002   Q4 2002
                                         ------        ------        ------       ------     -------    -------    -------   -------

Merger transaction costs                     --            --        11,579           --        --          --        --        --
Merger personnel related costs              838            --         3,780        1,832        --          --        --        --
Other merger integration costs               --            --         3,629        2,433        --          --        --        --
Write down of minority investments           --           817            --           --        --       2,370        --        --
Asset impairments                         2,920           732         6,954       12,693        --       2,985        --        --
Nonmerger severance                          --           451         1,885          838        --         567        --        --
Other one-time charges                       --            --           592           69        --       1,420        --        --
(Gain) loss on sale of business          (8,807)       (2,513)           --       10,853        --          --        --        --
                                         ------        ------        ------       ------       ---       -----       ---       ---
Total other operating charges            (5,049)         (513)       28,419       28,718        --       7,342        --        --
                                         ------        ------        ------       ------       ---       -----       ---       ---

                                        Total                                                 Total
                                        2002     Q1 2003   Q2 2003     Q3 2003    Q4 2003      2003     Q1 2004  Q2 2004  Q3 2004
                                        -----    -------   -------     -------    -------     ------    -------  -------  -------

Merger transaction costs                   --       --          --         --         --          --       --       --       --
Merger personnel related costs             --       --          --         --         --          --       --       --       --
Other merger integration costs             --       --          --         --         --          --       --       --       --
Write down of minority investments      2,370       --          --         --         --          --       --       --       --
Asset impairments                       2,985       --      12,490      3,015      5,845      21,350       --       --       --
Nonmerger severance                       567       --       2,848        882        624       4,354       --       --       --
Other one-time charges                  1,420       --       4,479        125        634       5,238       --       --       --
(Gain) loss on sale of business            --       --          --         --         --          --       --       --       --
                                        -----      ---      ------      -----      -----      ------      ---      ---      ---
Total other operating charges           7,342       --      19,817      4,022      7,103      30,942       --       --       --
                                        -----      ---      ------      -----      -----      ------      ---      ---      ---